SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                DECEMBER 17, 2001

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission                IRS Employer
jurisdiction                        File Number               Identification
of incorporation                                              Number

Delaware                              1-3492                  No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600







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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

     The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

     On  December  17,  2001   registrant   issued  a  press  release   entitled
"Halliburton KBR Wins Logistics Civil Augmentation Contract From US Army".

     The following summarizes that press release:

     Registrant's Halliburton KBR Government Operations division has been awarded the U.S. Army Logistics Civil Augmentation Program (LOGCAP) III contract. Halliburton KBR Government Operations was formerly known as Brown & Root Services. LOGCAP III is a 10-year Task Order contract, with a one-year base period and nine one-year options. Over the past 10 years, Halliburton KBR provided over $2.5 billion in support services to deployed forces under LOGCAP I and the ongoing sustainment work performed under the Balkans Support Contract.

Item 7.  Financial Statements and Exhibits

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (c) Exhibits.

         Exhibit 20 - Press release dated December 17, 2001.











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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     HALLIBURTON COMPANY




Date:    December 19, 2001           By: /s/ Susan S. Keith
                                        -------------------------------------
                                             Susan S. Keith
                                             Vice President and Secretary












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                                  EXHIBIT INDEX



Exhibit         Description

20              Press Release Dated December 17, 2001

                Incorporated by Reference







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